LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

The third quarter of 2014 was the seventh consecutive quarter that the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) generated a positive total return. Unlike previous periods, broader measures of U.S. equity performance painted a different picture. Only 40% of index constituents outperformed the aggregate index and more than half actually declined in value during the quarter. In addition, both the mid-cap and small-cap indexes were down in the third quarter (the S&P MidCap fell 4.0% and the Russell 2000 declined 7.4%). In total, despite the gain made by the S&P 500, it was a precarious environment for equity investing. Against this backdrop, we did find opportunities during the quarter. We initiated a position in Gartner, Inc. Gartner is the unquestioned market leader in developing and providing information technology (“IT”) research and consulting. As the IT landscape continues to grow in size and complexity, Gartner provides its growing list of clients with critical knowledge needed to effectively manage and adapt their IT platforms.

We also took advantage of stock-specific strength to trim back two of our largest holdings during the quarter, redeploying the capital into other high quality names. While we continue to look favorably on the prospects of Gilead Sciences as their new hepatitis drug rolls out with unparalleled success, it made sense to put some of those gains into Cerner Corporation. We initiated our position in Cerner, the healthcare IT service leader, last quarter and continue to see it as a vital part of the long-term solution to the management of healthcare costs. We also trimmed our portfolio’s position in LyondellBasell Industries, a large chemical producer. Lyondell’s cost input advantage versus its global competitors is significant and we remain comfortable having it be one of the portfolio’s largest positions. However, the significant pullback in the energy sector offered an attractive opportunity to move some of that weight into our existing positions in Halliburton Company and EOG Resources — both leaders in their respective areas within the energy sector.

For the nine months ended September 30, 2014, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was 9.2%. The total return on the market price of the Fund’s shares for the period was 7.8%. These compare to an 8.3% total return for the S&P 500 and a 6.7% total return for the Lipper Large-Cap Core Mutual Funds Average over the same time period.

For the twelve months ended September 30, 2014, the Fund’s total return on NAV was 20.6% and on market price was 20.0%. Comparable figures for the S&P 500 and Lipper Large-Cap Core Mutual Funds Average were 19.7% and 17.4%, respectively.

Net assets of the Fund at September 30, 2014 were $16.29 per share on 93,508,989 shares outstanding, compared with $15.09 per share at December 31, 2013 on 94,223,617 shares outstanding. On March 3, 2014, a distribution of $0.05 per share was paid, consisting of $0.01 of net investment income, $0.01 of short-term capital gain, and $0.02 of long-term capital gain, realized in 2013, and $0.01 of net investment income realized in 2014, all taxable in 2014. A 2014 net investment income dividend of $0.05 per share was paid June 2, 2014, and another $0.05 per share net investment income dividend was paid September 2, 2014. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Net investment income for the nine months ended September 30, 2014 amounted to $13,832,515, compared with $13,091,372 for the same nine-month period in 2013, equal to $0.15 and $0.14 per share, respectively. Net capital gain realized on investments for the nine months ended September 30, 2014 amounted to $66,415,950, or $0.71 per share.

The Fund repurchased 741,600 shares of its Common Stock during the nine months ended September 30, 2014. The shares were repurchased at an average price of $13.47 and a weighted average discount to NAV of 14.2%, resulting in a $0.02 increase to NAV per share.

By order of the Board of Directors,

Mark E. Stoeckle

Chief Executive Officer

October 9, 2014

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2014	2013
At September 30:
Net asset value per share	$16.29	$14.40
Market price per share	$13.94	$12.39
Shares outstanding	93,508,989	92,216,170
Total net assets	$1,523,281,729	$1,327,695,459
Unrealized appreciation on investments	$438,983,643	$271,307,404

For the nine months ended September 30:
Net investment income	$13,832,515	$13,091,372
Net realized gain	$66,415,950	$53,761,077
Cost of shares repurchased	$9,986,420	$10,544,006
Shares repurchased	741,600	860,045
Total return (based on market price)	7.8%	18.5%
Total return (based on net asset value)	9.2%	17.3%

Key ratios:
Net investment income to average net assets (annualized)	1.26%	1.38%
Expenses to average net assets (annualized)	0.58%	0.71%
Portfolio turnover (annualized)	30.1%	68.2%
Net cash & short-term investments to net assets	0.4%	1.2%

*	The annualized ratios of net investment income and expenses to average net assets were 1.45% and 0.64%, respectively, after adjusting for non-recurring pension expenses.

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2009	$0.15	$0.05	$0.25	$0.45	5.2%
2010	0.14	0.09	0.28	0.51	5.1
2011	0.15	0.07	0.43	0.65	6.1
2012	0.18	0.10	0.39	0.67	6.3
2013	0.22	0.17	0.45	0.84	7.1

*	The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. For years prior to 2011, the average month-end stock price is determined for the calendar year. For 2011 and later, the average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

PORTFOLIO REVIEW

September 30, 2014

(unaudited)

Ten Largest Equity Portfolio Holdings

	Market Value	% of Net Assets
Apple Inc.	$65,799,825	4.3%
Petroleum & Resources Corp.*	62,979,091	4.1
Google Inc. (Class A & Class C)	41,384,835	2.7
Gilead Sciences, Inc.	40,014,555	2.6
Wells Fargo & Co.	37,294,530	2.4
Union Pacific Corp.	33,718,620	2.2
Walt Disney Co.	33,617,728	2.2
Citigroup Inc.	31,972,940	2.1
Pfizer Inc.	30,152,529	2.0
Lowe's Companies, Inc.	29,106,000	1.9

Total	$406,040,653	26.5%

*Non-controlled affiliated closed-end fund

Sector Weightings

SCHEDULE OF INVESTMENTS

September 30, 2014

(unaudited)

	Shares	Value (A)
Common Stocks — 99.6%
Consumer Discretionary — 11.9%
Amazon.com, Inc. (B)	50,000	$16,122,000
BorgWarner Inc.	137,000	7,207,570
Comcast Corp. (Class A)	452,300	24,324,694
Dollar General Corp. (B)	271,400	16,585,254
Hanesbrands Inc.	152,000	16,330,880
Lowe’s Companies, Inc.	550,000	29,106,000
Magna International Inc.	126,000	11,958,660
McDonald’s Corp.	180,000	17,065,800
Walt Disney Co.	377,600	33,617,728
Whirlpool Corp.	66,000	9,612,900

		181,931,486

Consumer Staples — 9.1%
Coca-Cola Co.	300,000	12,798,000
CVS Health Corp.	314,000	24,991,260
General Mills Inc.	252,400	12,733,580
Hershey Co.	150,000	14,314,500
PepsiCo, Inc.	263,500	24,529,215
Philip Morris International Inc.	262,800	21,917,520
Procter & Gamble Co.	175,000	14,654,500
Unilever plc ADR	290,250	12,161,475

		138,100,050

Energy — 9.9%
Chevron Corp.	218,000	26,011,760
EOG Resources, Inc.	151,200	14,971,824
Exxon Mobil Corp.	101,000	9,499,050
Halliburton Co. (E)	170,801	11,018,373
Noble Energy, Inc.	175,000	11,963,000
Petroleum & Resources Corp. (C)	2,186,774	62,979,091
Schlumberger Ltd.	138,300	14,063,727

		150,506,825

Financials — 16.4%
Allstate Corp.	330,000	20,252,100
American International Group, Inc.	145,000	7,832,900
American Tower Corp.	105,000	9,831,150
Berkshire Hathaway Inc. (Class B) (B)	65,200	9,006,728
Capital One Financial Corp.	245,000	19,996,900
Citigroup Inc.	617,000	31,972,940
iShares US Real Estate ETF	147,722	10,222,362
JPMorgan Chase & Co.	470,000	28,312,800
Lincoln National Corp.	270,000	14,466,600
NASDAQ OMX Group, Inc.	360,000	15,271,200
Navient Corp.	520,000	9,209,200
Prudential Financial, Inc.	195,000	17,148,300
Simon Property Group, Inc.	89,500	14,715,590
SLM Corp.	520,000	4,451,200
Wells Fargo & Co.	719,000	37,294,530

		249,984,500

Health Care — 15.1%
AbbVie Inc.	280,000	16,172,800
Aetna Inc.	252,000	20,412,000
Allergan, Inc.	120,000	21,382,800
Biogen IDEC Inc. (B)	47,000	15,548,070
Celgene Corp. (B)	164,000	15,543,920
Cerner Corp. (B)	341,000	20,313,370
Gilead Sciences, Inc. (B)	375,900	40,014,555
McKesson Corp.	116,000	22,581,720
Merck & Co., Inc.	480,000	28,454,400
Pfizer Inc.	1,019,700	30,152,529

		230,576,164

Industrials — 10.2%
Boeing Co.	205,000	26,112,900
Delta Air Lines, Inc.	205,000	7,410,750
Dover Corp.	176,000	14,138,080
Eaton Corp. plc	205,000	12,990,850
Fluor Corp.	130,000	8,682,700
General Electric Co.	246,500	6,315,330
Honeywell International Inc.	287,500	26,772,000
Union Pacific Corp.	311,000	33,718,620
United Technologies Corp.	174,500	18,427,200

		154,568,430

Information Technology — 19.3%
Apple Inc.	653,100	65,799,825
Automatic Data Processing, Inc.	109,000	9,055,720
Cisco Systems, Inc.	625,000	15,731,250
Facebook, Inc. (Class A) (B)	187,000	14,780,480
Gartner, Inc. (B)	165,000	12,122,550
Google Inc. (Class A) (B)	35,500	20,888,555
Google Inc. (Class C) (B)	35,500	20,496,280
Intel Corp.	435,000	15,146,700
International Business Machines Corp.	42,800	8,124,724
MasterCard, Inc. (Class A)	230,000	17,001,600
Microsoft Corp.	618,800	28,687,568
Oracle Corp.	526,000	20,135,280
QUALCOMM Inc.	151,400	11,320,178
Seagate Technology plc	168,000	9,621,360
Visa Inc. (Class A)	80,500	17,176,285
Western Digital Corp.	83,000	8,077,560

		294,165,915

Materials — 3.2%
CF Industries Holdings, Inc. (E)	38,531	10,758,626
Eastman Chemical Co.	85,000	6,875,650
LyondellBasell Industries N.V. (Class A)	211,000	22,927,260
Praxair, Inc.	67,500	8,707,500

		49,269,036

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2014

(unaudited)

	Principal / Shares	Value (A)
Telecommunication Services — 2.1%
SBA Communications Corp. (Class A) (B)	90,000	$9,981,000
Verizon Communications Inc.	420,000	20,995,800

		30,976,800

Utilities — 2.4%
AGL Resources Inc.	145,000	7,444,300
Edison International	148,000	8,276,160
NextEra Energy, Inc.	81,000	7,604,280
NRG Energy, Inc.	238,000	7,254,240
Pinnacle West Capital Corp.	115,000	6,283,600

		36,862,580

Total Common Stocks (Cost $1,077,906,782)		1,516,941,786

Short-Term Investments — 0.3%
Money Market Account — 0.3%
M&T Bank, 0.10%	$4,011,178	4,011,178

Money Market Funds — 0.0%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.08% (D)	100,000	100,000

Total Short-Term Investments (Cost $4,111,178)		4,111,178

Total Investments — 99.9% (Cost $1,082,017,960)		1,521,052,964
Cash, receivables, prepaid expenses and other assets, less liabilities — 0.1%		2,228,765

Net Assets — 100.0%		$1,523,281,729

Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $3,287,100.

This report is transmitted to the shareholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

Dividend Payment Schedule

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their election by notifying their brokerage house representative.

Statement on Quarterly Filing of Complete Portfolio Schedule

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.adamsexpress.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

Proxy Voting Policies and Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2014 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsexpress.com under the headings “About Adams Express” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.

Website Information

Investors can find the Fund’s daily NAV per share, the market price, the discount/premium to NAV per share, and quarterly changes in the portfolio securities on our website at www.adamsexpress.com. Also available there are a history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

OTHER INFORMATION (CONTINUED)

Electronic Delivery of Shareholder Reports

The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials on-line. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:

Registered shareholders with AST: www.amstock.com/main

Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX

Privacy Policy

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Adams Express Company

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900          (800) 638-2479

Website: www.adamsexpress.com

E-mail: contact@adamsexpress.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC

Stockholder Relations Department

6201 15th Avenue

Brooklyn, NY 11219

(877) 260-8188

Website: www.amstock.com

E-mail: info@amstock.com

THE ADAMS EXPRESS COMPANY

Board of Directors

Enrique R. Arzac [1,3,5]	Roger W. Gale [1,3,4,5]
Phyllis O. Bonanno [1,2,5]	Kathleen T. McGahran [1,6]
Kenneth J. Dale [2,3,4]	Craig R. Smith [1,2,5]
Frederic A. Escherich [2,3,4]	Mark E. Stoeckle [1]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee
6.	Chair of the Board

Officers

Mark E. Stoeckle	Chief Executive Officer
James P. Haynie, CFA	President
Nancy J.F. Prue, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Steven R. Crain, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
D. Cotton Swindell, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (9/30/14)	$13.94
Net Asset Value (9/30/14)	$16.29
Discount:	14.4%

New York Stock Exchange ticker symbol: ADX
NASDAQ Quotation Symbol for NAV: XADEX

Distributions in 2014

From Investment Income	$0.12
From Net Realized Gains	0.03

Total	$0.15

2014 Dividend Payment Dates

 March 3, 2014

June 2, 2014

September 2, 2014

December 29, 2014*

*Anticipated